     Exhibit 99.1

Neal Goldner Investor Relations 407-206-6149 neal.goldner@mvwc.com

[DRAFT 9]	Cameron Klaus Global Communications 407-513-6606 cameron.klaus@mvwc.com
Marriott Vacations Worldwide Reports
Third Quarter 2024 Financial Results
ORLANDO, Fla. – November 6, 2024 – Marriott Vacations Worldwide Corporation (NYSE: VAC) (“MVW,” the “Company,” “we” or “our”) reported third quarter 2024 financial results.
Third Quarter 2024 Highlights
•Consolidated Vacation Ownership contract sales increased 5% compared to the third quarter of 2023 to $459 million.
•Net income attributable to common stockholders was $84 million and fully diluted earnings per share was $2.12.
•Adjusted net income attributable to common stockholders was $72 million and adjusted fully diluted earnings per share was $1.80.
•Adjusted EBITDA was $198 million.
•The Company updates its full-year outlook.
“Our results this quarter reflect our continued progress on enhancing the experience for our owners, members and other customers, as well as the continued recovery from last year's Maui wildfires. We also took a series of targeted actions during the quarter, helping us grow contract sales 5% year-over-year,” said John Geller, president and chief executive officer. “While the macro-economic environment remains dynamic, we have extensive work underway focused on accelerating growth and strengthening profitability, and we believe we can drive $50 to $100 million of annual cost efficiencies over the next two years from this initiative.”
In the tables below “*” denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.
Vacation Ownership

	Three Months Ended		Change
(In millions, except volume per guest (“VPG”) and tours)	September 30, 2024	September 30, 2023
Revenues excluding cost reimbursement	$766	$671	14%
Total consolidated contract sales	$459	$438	5%
VPG	$3,888	$4,055	(4%)
Tours	110,557	100,609	10%
Segment financial results attributable to common stockholders	$205	$149	37%
Segment Adjusted EBITDA*	$231	$173	33%
Segment Adjusted EBITDA margin*	30.1%	25.8%	430 bps
Consolidated contract sales increased year-over-year driven by higher tours. Segment Adjusted EBITDA increased compared to the prior year driven by higher development, resort management and rental profit, partially offset by lower financing profit.

Marriott Vacations Worldwide Reports Third Quarter 2024 Financial Results / 2
Exchange & Third-Party Management

(In millions, except total active Interval International members and average revenue per member)	Three Months Ended		Change
	September 30, 2024	September 30, 2023
Revenues excluding cost reimbursement	$55	$60	(10%)
Total active Interval International members (000's)(1)	1,545	1,571	(2%)
Average revenue per Interval International member	$38.93	$39.15	(1%)
Segment financial results attributable to common stockholders	$15	$23	(33%)
Segment Adjusted EBITDA*	$23	$30	(22%)
Segment Adjusted EBITDA margin*	43.1%	49.8%	(670 bps)

(1) Includes members at the end of each period.
Revenues excluding cost reimbursements and Segment Adjusted EBITDA decreased year-over-year due to lower exchange revenue at Interval International and reduced management fees at Aqua-Aston.
Corporate and Other
General and administrative costs increased $5 million in the third quarter compared to the prior year.
Balance Sheet and Liquidity
The Company ended the quarter with $922 million in liquidity, including $197 million of cash and cash equivalents and $655 million of available capacity under its revolving corporate credit facility. The Company also had more than $1.0 billion of total inventory at the end of the quarter, including $274 million classified as a component of Property and equipment.
The Company had $3.0 billion of corporate debt and $2.2 billion of non-recourse debt related to its securitized vacation ownership notes receivable at the end of the third quarter.
During the third quarter, the Company completed its second securitization of 2024, issuing $445 million of vacation ownership notes with a gross advance rate of 98% and a blended interest rate of 4.52%, 197 basis points lower than its November 2023 securitization. The Company also repurchased 120,000 shares of its common stock for approximately $9 million and declared a $0.76 per share quarterly dividend, which was paid in October.
Full Year 2024 Outlook
The Company updates its full year 2024 guidance as reflected in the chart below. The Financial Schedules that follow reconcile the following full year 2024 expected GAAP results for the Company to the non-GAAP financial measures set forth below.

(in millions, except per share amounts)	2024 Guidance
Contract sales	$1,790	to	$1,825
Net income attributable to common stockholders	$225	to	$240
Earnings per share - diluted	$5.80	to	$6.15
Net cash, cash equivalents and restricted cash provided by operating activities	$233	to	$262
Adjusted EBITDA*	$700	to	$720
Adjusted earnings per share - diluted*	$6.05	to	$6.40
Adjusted free cash flow*	$300	to	$340
Non-GAAP Financial Information
Non-GAAP financial measures are reconciled and adjustments are shown and described in further detail in the Financial Schedules that follow. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and

Marriott Vacations Worldwide Reports Third Quarter 2024 Financial Results / 3
limitations on their use. In addition to the foregoing non-GAAP financial measures, we present certain key metrics as performance measures which are further described in our most recent Annual Report on Form 10-K, and which may be updated in our periodic filings with the U.S. Securities and Exchange Commission.
Third Quarter 2024 Financial Results Conference Call
The Company will hold a conference call on November 7, 2024 at 8:30 a.m. ET to discuss these financial results and provide an update on business conditions. Participants may access the call by dialing (877) 407-8289 or (201) 689-8341 for international callers. A live webcast of the call will also be available in the Investor Relations section of the Company's website at ir.mvwc.com. An audio replay of the conference call will be available for 30 days on the Company’s website.
About Marriott Vacations Worldwide Corporation
Marriott Vacations Worldwide Corporation is a leading global vacation company that offers vacation ownership, exchange, rental and resort and property management, along with related businesses, products, and services. The Company has approximately 120 vacation ownership resorts and approximately 700,000 owner families in a diverse portfolio that includes some of the most iconic vacation ownership brands. The Company also operates an exchange network and membership programs comprised of more than 3,200 affiliated resorts in over 90 countries and territories, and provides management services to other resorts and lodging properties. As a leader and innovator in the vacation industry, the Company upholds the highest standards of excellence in serving its customers, investors and associates while maintaining exclusive, long-term relationships with Marriott International, Inc. and an affiliate of Hyatt Hotels Corporation for the development, sales and marketing of vacation ownership products and services. For more information, please visit www.marriottvacationsworldwide.com.
The Company routinely posts important information, including news releases, announcements and other statements about its business and results of operations, that may be deemed material to investors on the Investor Relations section of the Company’s website, www.marriottvacationsworldwide.com. The Company uses its website as a means of disclosing material, nonpublic information and for complying with the Company’s disclosure obligations under Regulation FD. Investors should monitor the Investor Relations section of the Company’s website in addition to following the Company’s press releases, filings with the SEC, public conference calls and webcasts.
Note on forward-looking statements
This press release and accompanying schedules contain “forward-looking statements” within the meaning of federal securities laws, including statements about our ability to accelerate growth and strengthen profitability and expectations for full year 2024 outlook for contract sales, results of operations and cash flows. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could” or the negative of these terms or similar expressions. The Company cautions you that these statements are not guarantees of future performance and are subject to numerous and evolving risks and uncertainties that we may not be able to predict or assess, such as: a future health crisis and responses to such a health crisis, including possible quarantines or other government imposed travel or health-related restrictions and the effects of a health crisis, including the short and longer-term impact on consumer confidence and demand for travel and the pace of recovery following a health crisis; variations in demand for vacation ownership and exchange products and services; worker absenteeism; price inflation; difficulties associated with implementing new or maintaining existing technology; changes in privacy laws; the impact of a future banking crisis; impacts from natural or man-made disasters and wildfires, including the Maui wildfires; delinquency and default rates; global supply chain disruptions; volatility in the international and national economy and credit markets, including as a result of the ongoing conflicts between Russia

Marriott Vacations Worldwide Reports Third Quarter 2024 Financial Results / 4
and Ukraine, Israel and Gaza, and elsewhere in the world and related sanctions and other measures; our ability to attract and retain our global workforce; competitive conditions; the availability of capital to finance growth; the impact of changes in interest rates; the effects of steps we have taken and may continue to take to reduce operating costs and accelerate growth and profitability; political or social strife; and other matters referred to under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, and which may be updated in our future periodic filings with the U.S. Securities and Exchange Commission. All forward-looking statements in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. There may be other risks and uncertainties that we cannot predict at this time or that we currently do not expect will have a material adverse effect on our financial position, results of operations or cash flows. Any such risks could cause our results to differ materially from those we express in forward-looking statements.
Financial Schedules Follow

MARRIOTT VACATIONS WORLDWIDE CORPORATION
FINANCIAL SCHEDULES
QUARTER 3, 2024

MARRIOTT VACATIONS WORLDWIDE CORPORATION
SUMMARY FINANCIAL INFORMATION
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended		Change %	Nine Months Ended		Change %
	September 30, 2024	September 30, 2023		September 30, 2024	September 30, 2023
GAAP Measures
Revenues	$1,305	$1,186	10%	$3,640	$3,533	3%
Income before income taxes and noncontrolling interests	$118	$66	80%	$247	$334	(26%)
Net income attributable to common stockholders	$84	$42	99%	$168	$219	(24%)
Diluted shares	42.1	43.3	(3%)	42.1	43.8	(4%)
Earnings per share - diluted	$2.12	$1.09	94%	$4.31	$5.33	(19%)

Non-GAAP Measures*
Adjusted EBITDA	$198	$150	32%	$542	$575	(6%)
Adjusted pretax income	$114	$75	53%	$286	$345	(17%)
Adjusted net income attributable to common stockholders	$72	$48	50%	$185	$247	(25%)
Adjusted earnings per share - diluted	$1.80	$1.20	50%	$4.71	$5.95	(21%)

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.
ADJUSTED EBITDA BY SEGMENT
(In millions)
(Unaudited)

	Three Months Ended		Change %	Nine Months Ended		Change %
	September 30, 2024	September 30, 2023		September 30, 2024	September 30, 2023
Vacation Ownership	$231	$173	33%	$624	$647	(4%)
Exchange & Third-Party Management	23	30	(22%)	80	99	(19%)
Segment Adjusted EBITDA*	254	203	25%	704	746	(6%)
General and administrative	(62)	(57)	(8%)	(179)	(189)	6%
Other	6	4	40%	17	18	(8%)
Adjusted EBITDA*	$198	$150	32%	$542	$575	(6%)

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
INTERIM CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
REVENUES
Sale of vacation ownership products	$387	$319	$1,048	$1,085
Management and exchange	207	205	633	611
Rental	151	138	462	435
Financing	87	81	255	239
Cost reimbursements	473	443	1,242	1,163
TOTAL REVENUES	1,305	1,186	3,640	3,533
EXPENSES
Cost of vacation ownership products	54	50	145	174
Marketing and sales	228	202	677	618
Management and exchange	123	115	358	332
Rental	113	119	331	344
Financing	37	30	106	81
General and administrative	62	57	179	189
Depreciation and amortization	36	33	109	99
Litigation charges	2	2	15	7
Restructuring	1	—	4	—
Royalty fee	28	30	85	88
Impairment	—	—	2	4
Cost reimbursements	473	443	1,242	1,163
TOTAL EXPENSES	1,157	1,081	3,253	3,099
Gains and other income, net	9	3	2	34
Interest expense, net	(40)	(36)	(123)	(106)
Transaction and integration costs	—	(5)	(18)	(28)
Other	1	(1)	(1)	—
INCOME BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	118	66	247	334
Provision for income taxes	(34)	(24)	(79)	(115)
NET INCOME	84	42	168	219
Net income attributable to noncontrolling interests	—	—	—	—
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$84	$42	$168	$219

EARNINGS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS
Basic shares	35.3	36.4	35.4	36.9
Basic	$2.38	$1.16	$4.74	$5.96
Diluted shares	42.1	43.3	42.1	43.8
Diluted	$2.12	$1.09	$4.31	$5.33

MARRIOTT VACATIONS WORLDWIDE CORPORATION
REVENUES AND PROFIT BY SEGMENT
for the three months ended September 30, 2024
(In millions)
(Unaudited)

	Reportable Segment		Corporate and Other	Total
	Vacation Ownership	Exchange & Third-Party Management
REVENUES
Sales of vacation ownership products	$387	$—	$—	$387
Management and exchange(1)
Ancillary revenues	66	1	—	67
Management fee revenues	52	3	(1)	54
Exchange and other services revenues	34	40	12	86
Management and exchange	152	44	11	207
Rental	140	11	—	151
Financing	87	—	—	87
Cost reimbursements(1)	484	1	(12)	473
TOTAL REVENUES	$1,250	$56	$(1)	$1,305

PROFIT
Development	$105	$—	$—	$105
Management and exchange(1)	80	11	(7)	84
Rental(1)	20	11	7	38
Financing	50	—	—	50
TOTAL PROFIT	255	22	—	277

OTHER
General and administrative	—	—	(62)	(62)
Depreciation and amortization	(25)	(7)	(4)	(36)
Litigation charges	(2)	—	—	(2)
Restructuring	(1)	(1)	1	(1)
Royalty fee	(28)	—	—	(28)
Gains and other income, net	4	1	4	9
Interest expense, net	—	—	(40)	(40)
Other	2	—	(1)	1
INCOME (LOSS) BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	205	15	(102)	118
Provision for income taxes	—	—	(34)	(34)
NET INCOME (LOSS)	205	15	(136)	84
Net income attributable to noncontrolling interests(1)	—	—	—	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$205	$15	$(136)	$84
SEGMENT MARGIN(2)	26.8%	27.9%

(1) Amounts included in Corporate and other represent the impact of the consolidation of certain owners’ associations under the relevant accounting guidance, and represent the portion attributable to individual or third-party vacation ownership interest owners.

(2) Segment margin represents the applicable segment’s net income or loss attributable to common stockholders divided by the applicable segment’s total revenues less cost reimbursement revenues.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
REVENUES AND PROFIT BY SEGMENT
for the three months ended September 30, 2023
(In millions)
(Unaudited)

	Reportable Segment		Corporate and Other	Total
	Vacation Ownership	Exchange & Third-Party Management
REVENUES
Sales of vacation ownership products	$319	$—	$—	$319
Management and exchange(1)
Ancillary revenues	62	1	—	63
Management fee revenues	44	5	—	49
Exchange and other services revenues	37	44	12	93
Management and exchange	143	50	12	205
Rental	128	10	—	138
Financing	81	—	—	81
Cost reimbursements(1)	455	4	(16)	443
TOTAL REVENUES	$1,126	$64	$(4)	$1,186

PROFIT
Development	$67	$—	$—	$67
Management and exchange(1)	74	19	(3)	90
Rental(1)	6	10	3	19
Financing	51	—	—	51
TOTAL PROFIT	198	29	—	227

OTHER
General and administrative	—	—	(57)	(57)
Depreciation and amortization	(23)	(7)	(3)	(33)
Litigation charges	(2)	—	—	(2)
Royalty fee	(30)	—	—	(30)
Gains (losses) and other income (expense), net	7	1	(5)	3
Interest expense, net	—	—	(36)	(36)
Transaction and integration costs	—	—	(5)	(5)
Other	(1)	—	—	(1)
INCOME (LOSS) BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	149	23	(106)	66
Provision for income taxes	—	—	(24)	(24)
NET INCOME (LOSS)	149	23	(130)	42
Net income attributable to noncontrolling interests(1)	—	—	—	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$149	$23	$(130)	$42
SEGMENT MARGIN(2)	22.3%	37.4%

(1) Amounts included in Corporate and other represent the impact of the consolidation of certain owners’ associations under the relevant accounting guidance, and represent the portion attributable to individual or third-party vacation ownership interest owners.

(2) Segment margin represents the applicable segment’s net income or loss attributable to common stockholders divided by the applicable segment’s total revenues less cost reimbursement revenues.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED CONTRACT SALES TO ADJUSTED DEVELOPMENT PROFIT
(In millions)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Consolidated contract sales	$459	$438	$1,336	$1,325
Less resales contract sales	(8)	(11)	(29)	(32)
Consolidated contract sales, net of resales	451	427	1,307	1,293
Plus:
Settlement revenue	9	12	27	29
Resales revenue	5	6	16	18
Revenue recognition adjustments:
Reportability	4	—	(4)	5
Sales reserve(1)	(54)	(102)	(222)	(185)
Other(2)	(28)	(24)	(76)	(75)
Sale of vacation ownership products	387	319	1,048	1,085
Less:
Cost of vacation ownership products	(54)	(50)	(145)	(174)
Marketing and sales	(228)	(202)	(677)	(618)
Development Profit	105	67	226	293
Revenue recognition reportability adjustment	(3)	—	3	(3)
Purchase accounting adjustments	—	2	1	6
Adjusted development profit*	$102	$69	$230	$296
Development profit margin	27.2%	20.7%	21.6%	27.0%
Adjusted development profit margin*	26.7%	21.5%	21.9%	27.4%

(1) Reflects increases in the Company’s sales reserve of $70 million and $59 million recorded in the second quarter of 2024 and third quarter of 2023, respectively.

(2) Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenue and other adjustments to Sale of vacation ownership products revenue.

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS AND
ADJUSTED EARNINGS PER SHARE - DILUTED
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net income attributable to common stockholders	$84	$42	$168	$219
Provision for income taxes	34	24	79	115
Income before income taxes attributable to common stockholders	118	66	247	334
Certain items:
ILG integration	—	—	—	15
Welk acquisition and integration	—	5	18	13
Transaction and integration costs	—	5	18	28
Early redemption of senior secured notes	—	—	—	10
Gain on disposition of hotel, land and other	(1)	(1)	(2)	(8)
Foreign currency translation	(6)	5	—	1
Insurance proceeds	—	(1)	—	(3)
Change in indemnification asset	2	(6)	4	(30)
Change in estimates relating to pre-acquisition contingencies	(4)	—	(4)	—
Other	—	—	—	(4)
Gains and other income, net	(9)	(3)	(2)	(34)
Purchase accounting adjustments	—	3	1	6
Litigation charges	2	2	15	7
Restructuring charges	1	—	4	—
Impairment charges	—	—	2	4
Other	2	2	1	—
Adjusted pretax income*	114	75	286	345
Provision for income taxes	(42)	(27)	(101)	(98)
Adjusted net income attributable to common stockholders*	$72	$48	$185	$247

Diluted shares	42.1	43.3	42.1	43.8
Adjusted earnings per share - Diluted*	$1.80	$1.20	$4.71	$5.95

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
ADJUSTED EBITDA
(In millions)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net income attributable to common stockholders	$84	$42	$168	$219
Interest expense, net	40	36	123	106
Provision for income taxes	34	24	79	115
Depreciation and amortization	36	33	109	99
Share-based compensation	8	6	24	25
Certain items:
ILG integration	—	—	—	15
Welk acquisition and integration	—	5	18	13
Transaction and integration costs	—	5	18	28
Early redemption of senior secured notes	—	—	—	10
Gain on disposition of hotel, land and other	(1)	(1)	(2)	(8)
Foreign currency translation	(6)	5	—	1
Insurance proceeds	—	(1)	—	(3)
Change in indemnification asset	2	(6)	4	(30)
Change in estimates relating to pre-acquisition contingencies	(4)	—	(4)	—
Other	—	—	—	(4)
Gains and other income, net	(9)	(3)	(2)	(34)
Purchase accounting adjustments	—	3	1	6
Litigation charges	2	2	15	7
Restructuring charges	1	—	4	—
Impairment charges	—	—	2	4
Other	2	2	1	—
Adjusted EBITDA*	$198	$150	$542	$575
Adjusted EBITDA Margin*	23.8%	20.3%	22.6%	24.3%

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(In millions)
(Unaudited)
VACATION OWNERSHIP SEGMENT ADJUSTED EBITDA

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Segment financial results attributable to common stockholders	$205	$149	$531	$578
Depreciation and amortization	25	23	75	69
Share-based compensation	2	2	6	6
Certain items:
Gain on disposition of hotel, land and other	—	—	(1)	(7)
Insurance proceeds	—	(1)	—	(3)
Change in indemnification asset	—	(6)	—	(9)
Change in estimates relating to pre-acquisition contingencies	(4)	—	(4)	—
Other	—	—	—	(4)
Gains and other income, net	(4)	(7)	(5)	(23)
Purchase accounting adjustments	—	3	1	6
Litigation charges	2	2	15	8
Restructuring charges	1	—	1	—
Impairment charges	—	—	—	4
Other	—	1	—	(1)
Segment Adjusted EBTIDA*	$231	$173	$624	$647
Segment Adjusted EBITDA Margin*	30.1%	25.8%	28.5%	30.1%
EXCHANGE & THIRD-PARTY MANAGEMENT SEGMENT ADJUSTED EBITDA

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Segment financial results attributable to common stockholders	$15	$23	$55	$75
Depreciation and amortization	7	7	21	23
Share-based compensation	1	—	2	1
Certain items:
Gain on disposition of hotel, land and other	(1)	(1)	(1)	(1)
Restructuring charges	1	—	1	—
Impairment charges	—	—	2	—
Other	—	1	—	1
Segment Adjusted EBTIDA*	$23	$30	$80	$99
Segment Adjusted EBITDA Margin*	43.1%	49.8%	46.5%	52.5%

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(In millions)
(Unaudited)
INTERIM BALANCE SHEET ITEMS

	September 30, 2024	December 31, 2023
Cash and cash equivalents	$197	$248
Vacation ownership notes receivable, net	$2,387	$2,343
Inventory	$769	$634
Property and equipment, net(1)	$1,165	$1,260
Goodwill	$3,117	$3,117
Intangibles, net	$807	$854
Debt, net	$3,038	$3,049
Stockholders’ equity	$2,419	$2,382

(1) Includes $274 million and $370 million at September 30, 2024 and December 31, 2023, respectively, of completed vacation ownership units which are classified as a component of Property and equipment, net until the time at which they are available and legally registered for sale as vacation ownership projects.

SUMMARY CASH FLOW

	Nine Months Ended
CASH FLOW	September 30, 2024	September 30, 2023
Cash, cash equivalents, and restricted cash provided by (used in):
Operating activities	$105	$149
Investing activities	(106)	(85)
Financing activities	(26)	(414)
Effect of changes in exchange rates on cash, cash equivalents, and restricted cash	—	(1)
Net change in cash, cash equivalents, and restricted cash	$(27)	$(351)

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(In millions, except per share amounts)
2024 ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS AND
ADJUSTED EARNINGS PER SHARE - DILUTED OUTLOOK

	Fiscal Year 2024
	Low	High
Net income attributable to common stockholders	$225	$240
Provision for income taxes	93	98
Income before income taxes attributable to common stockholders	318	338
Certain items(1)	42	42
Adjusted pretax income*	360	380
Provision for income taxes	(124)	(129)
Adjusted net income attributable to common stockholders*	$236	$251
Earnings per share - Diluted(2)(3)	$5.80	$6.15
Adjusted earnings per share - Diluted(2)(3)*	$6.05	$6.40
Diluted shares(2)	42.2	42.2

2024 ADJUSTED EBITDA OUTLOOK

	Fiscal Year 2024
	Low	High
Net income attributable to common stockholders	$225	$240
Interest expense	162	162
Provision for income taxes	93	98
Depreciation and amortization	146	146
Share-based compensation	32	32
Certain items(1)	42	42
Adjusted EBITDA*	$700	$720

(1) Certain items adjustment includes $18 million of transaction and integration costs and $24 million of anticipated litigation charges and other items.

(2) Includes 6.6 million shares from the assumed conversion of our convertible notes.

(3) Includes an add back of $19 million of interest expense related to our convertible notes, net of tax for purposes of calculating net income in the diluted earnings per share calculation.

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
2024 ADJUSTED FREE CASH FLOW OUTLOOK
(In millions)

	Fiscal Year 2024
	Low	High
Net cash, cash equivalents and restricted cash provided by operating activities	$233	$262
Capital expenditures for property and equipment (excluding inventory)	(60)	(65)
Borrowings from securitizations, net of repayments	63	68
Securitized debt issuance costs	(12)	(12)
Free cash flow*	224	253
Adjustments:
Net change in borrowings available from the securitization of eligible vacation ownership notes receivable(1)	44	55
Certain items(2)	32	32
Adjusted free cash flow*	$300	$340

(1) Represents the anticipated net change in borrowings available from the securitization of eligible vacation ownership notes receivable between the 2023 and 2024 year ends.

(2) Certain items adjustment consists primarily of the after-tax impact of transaction and integration costs and anticipated litigation charges.

* Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
QUARTERLY OPERATING METRICS
(Contract sales in millions)

	Year	Quarter Ended				Full Year
		March 31	June 30	September 30	December 31
Vacation Ownership
Consolidated contract sales
	2024	$428	$449	$459
	2023	$434	$453	$438	$447	$1,772
	2022	$394	$506	$483	$454	$1,837

VPG
	2024	$4,129	$3,741	$3,888
	2023	$4,358	$3,968	$4,055	$4,002	$4,088
	2022	$4,706	$4,613	$4,353	$4,088	$4,421

Tours
	2024	96,579	111,752	110,557
	2023	92,890	106,746	100,609	105,580	405,825
	2022	78,505	102,857	104,000	105,231	390,593

Exchange & Third-Party Management
Total active Interval International members (000's)(1)
	2024	1,566	1,530	1,545
	2023	1,568	1,566	1,571	1,564	1,564
	2022	1,606	1,596	1,591	1,566	1,566

Average revenue per Interval International member
	2024	$41.74	$38.30	$38.93
	2023	$42.07	$39.30	$39.15	$36.16	$156.65
	2022	$44.33	$38.79	$38.91	$35.60	$157.97

(1) Includes members at the end of each period.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
NON-GAAP FINANCIAL MEASURES
In our press release and schedules, and on the related conference call, we report certain financial measures that are not prescribed by GAAP. We discuss our reasons for reporting these non-GAAP financial measures below, and the financial schedules included herein reconcile the most directly comparable GAAP financial measure to each non-GAAP financial measure that we report (identified by an asterisk (“*”) on the preceding pages). Although we evaluate and present these non-GAAP financial measures for the reasons described below, please be aware that these non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for revenues, net income or loss attributable to common stockholders, earnings or loss per share or any other comparable operating measure prescribed by GAAP. In addition, other companies in our industry may calculate these non-GAAP financial measures differently than we do or may not calculate them at all, limiting their usefulness as comparative measures.
Certain Items Excluded from Non-GAAP Financial Measures
We evaluate non-GAAP financial measures, including those identified by an asterisk (“*”) on the preceding pages, that exclude certain items as further described in the financial schedules included herein, and believe these measures provide useful information to investors because these non-GAAP financial measures allow for period-over-period comparisons of our on-going core operations before the impact of these items. These non-GAAP financial measures also facilitate the comparison of results from our on-going core operations before these items with results from other companies.
Adjusted Development Profit and Adjusted Development Profit Margin
We evaluate Adjusted development profit (Adjusted sale of vacation ownership products, net of expenses) and Adjusted development profit margin as indicators of operating performance. Adjusted development profit margin is calculated by dividing Adjusted development profit by revenues from the Sale of vacation ownership products. Adjusted development profit and Adjusted development profit margin adjust Sale of vacation ownership products revenues for the impact of revenue reportability, include corresponding adjustments to Cost of vacation ownership products associated with the change in revenues from the Sale of vacation ownership products, and may include adjustments for certain items as necessary. We evaluate Adjusted development profit and Adjusted development profit margin and believe they provide useful information to investors because they allow for period-over-period comparisons of our on-going core operations before the impact of revenue reportability and certain items to our Development profit and Development profit margin.
Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA
EBITDA, a financial measure that is not prescribed by GAAP, is defined as earnings, or net income or loss attributable to common stockholders, before interest expense, net (excluding consumer financing interest expense associated with term securitization transactions), income taxes, depreciation and amortization. Adjusted EBITDA reflects additional adjustments for certain items and excludes share-based compensation expense to address considerable variability among companies in recording compensation expense because companies use share-based payment awards differently, both in the type and quantity of awards granted. For purposes of our EBITDA and Adjusted EBITDA calculations, we do not adjust for consumer financing interest expense associated with term securitization transactions because we consider it to be an operating expense of our business. We consider Adjusted EBITDA to be an indicator of operating performance, which we use to measure our ability to service debt, fund capital expenditures, expand our business, and return cash to stockholders. We also use Adjusted EBITDA, as do analysts, lenders, investors and others, because this measure excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provisions for income taxes can vary considerably among companies. EBITDA and Adjusted

EBITDA also exclude depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. We believe Adjusted EBITDA is useful as an indicator of operating performance because it allows for period-over-period comparisons of our on-going core operations before the impact of the excluded items. Adjusted EBITDA also facilitates comparison by us, analysts, investors, and others, of results from our on-going core operations before the impact of these items with results from other companies.
Adjusted EBITDA Margin and Segment Adjusted EBITDA Margin
We evaluate Adjusted EBITDA margin and Segment Adjusted EBITDA margin as indicators of operating performance. Adjusted EBITDA margin represents Adjusted EBITDA divided by the Company’s total revenues less cost reimbursement revenues. Segment Adjusted EBITDA margin represents Segment Adjusted EBITDA divided by the applicable segment’s total revenues less cost reimbursement revenues. We evaluate Adjusted EBITDA margin and Segment Adjusted EBITDA margin and believe it provides useful information to investors because it allows for period-over-period comparisons of our on-going core operations before the impact of excluded items.
Free Cash Flow and Adjusted Free Cash Flow
We evaluate Free Cash Flow and Adjusted Free Cash Flow as liquidity measures that provide useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment and the borrowing and repayment activity related to our term securitizations, which cash can be used for, among other purposes, strategic opportunities, including acquisitions and strengthening the balance sheet. Adjusted Free Cash Flow, which reflects additional adjustments to Free Cash Flow for the impact of transaction and integration charges, impact of borrowings available from the securitization of eligible vacation ownership notes receivable, and changes in restricted cash, allows for period-over-period comparisons of the cash generated by our business before the impact of these items. Analysis of Free Cash Flow and Adjusted Free Cash Flow also facilitates management’s comparison of our results with our competitors’ results.